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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 1, 2005



                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                         0-19725                       38-2799573
---------------                   ------------               -------------------
(State or other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                    49010
------------------------------------------            ----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.    OTHER EVENTS

Product Recall

The Company has initiated a voluntary retail-level recall of all lots of concentrated infants' drops packaged with a dosing syringe.

The products are being recalled because the oral dosing syringe enclosed with these products is not marked so as to accurately measure doses less than 1.6 mL when prescribed by physicians for infants younger than 2 years and weighing less than 24 pounds. Until recently these products were provided with a dropper, not the oral dosing syringe, and the dropper had two markings on it ("0.4 mL" and "0.8 mL"). The single mark on the current syringe along with the changeover from the dropper to this syringe has caused some confusion among consumers and health-care professionals and may lead to improper dosing.

The value of the Company's on-hand inventories and the cost of return and disposal are estimated to be approximately $2 million and will be recorded in the fiscal 2005 fourth quarter ending June 25, 2005.

Certain statements in this 8-K are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or other comparable terminology. Please see the "Cautionary Note Regarding Forward-Looking Statements" on pages 27 - 33 of the Company's Form 10-K for the year ended June 26, 2004 for a discussion of certain important factors that relate to forward-looking statements contained in this press release. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERRIGO COMPANY
                                       (Registrant)



                                       By: /s/ Douglas R. Schrank
                                           ----------------------
Dated: August 1, 2005                      Douglas R. Schrank
                                           Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Accounting and
                                             Financial Officer)